UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2022

OmniAb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40720	98-1584818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 600 Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 250-7800

(Registrant’s telephone number, including area code)

Avista Public Acquisition Corp. II

65 East 55th Street, 18th Floor

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OABI	Nasdaq Global Market
Warrants to purchase common stock	OABIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 7, 2022, OmniAb, Inc. (formerly known as Avista Public Acquisition Corp. II, “we,” “us,” “our,” “OmniAb” and the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.06, and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 4.01, 5.03, 5.05 and 8.01 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 4.01. Changes in Registrant’s Certifying Accountant.

For accounting purposes, the transactions contemplated by the Business Combination Agreement are treated as a reverse capitalization and, as such, the historical financial statements of the accounting acquirer, OmniAb, which have been audited by Ernst & Young LLP (“EY”), will become the historical financial statements of the Company. In a reverse capitalization, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse capitalization is completed.

(a) Dismissal of independent registered public accounting firm.

On November 1, 2022, the Board dismissed Marcum LLP (“Marcum”), APAC’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm effective immediately following the filing of the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2022, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, APAC.

The report of Marcum on APAC’s, the Company’s legal predecessor, financial statements as of December 31, 2021 and for the period from February 5, 2021 (inception) to December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about APAC’s ability to continue as a going concern.

During the period from February 5, 2021 (inception) to December 31, 2021 and subsequent interim period through November 1, 2022, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on APAC’s financial statements for such period.

During the period from February 5, 2021 (inception) to December 31, 2021 and subsequent interim period through November 1, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except that for the quarter ended June 30, 2022, based upon an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures, the Chief Executive Officer and the Chief Financial Officer of APAC concluded that its disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were not effective due to its accounting for complex financial instruments. Based on the foregoing, it was determined that APAC had a material weakness as of June 30, 2022 relating to its internal controls over financial reporting.

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated November 7, 2022, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On November 1, 2022, the Board approved the engagement of EY as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2022. EY served as the independent registered public accounting firm of Legacy OmniAb prior to the Business Combination. During the period from February 5, 2021 (inception) to December 31, 2021 and subsequent period through November 7, 2022, neither the Company nor anyone on the Company’s behalf consulted with EY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that EY concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was either the subject of a disagreement or a reportable event (each as defined above).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, APAC shareholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus/Information Statement in the sections titled “Shareholder Proposal No. 3 - The Organizational Documents Proposal” and “Shareholder Proposal No. 4 - The Non-Binding Governance Proposal” beginning on pages 238 and 241, respectively, of the Proxy Statement/Prospectus/Information Statements (collectively, the “Charter Proposals”).

The Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on October 31, 2022, includes the amendments proposed by the Charter Proposals.

Prior to the Business Combination, the Board approved and adopted the Bylaws of OmniAb (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of OmniAb’s capital stock are included in the Proxy Statement/Prospectus/Information Statement under the sections titled “Shareholder Proposal No. 3 - The Organizational Documents Proposal” and “Shareholder Proposal No. 4 - The Non-Binding Governance Proposal” “Description of Combined Company Securities” and “Comparison of Corporate Governance and Shareholder Rights” beginning on pages 238, 241, 395 and 400, respectively, of the Proxy Statement/Prospectus/Information Statement, which are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on November 1, 2022, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of OmniAb. A copy of the Code of Business Conduct and Ethics can be found at investors.omniab.com under the link “Governance Documents.” The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is at the website described above.

Item 8.01. Other Events.

As a result of the Business Combination, OmniAb became the successor issuer to APAC. Pursuant to Rule 12g-3(a) under the Exchange Act, OmniAb Common Stock and OmniAb Warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined balance sheets of Legacy OmniAb as of December 31, 2021 and 202, and the related combined statements of operations and changes in parent company net investment and cash flows for the years ended December 31, 2021, 2020 and 2019 are included in the Proxy Statement/Prospectus/Information Statement beginning on page F-47 of the Proxy Statement/Prospectus/Information Statement, which are incorporated herein by reference.

The unaudited condensed combined balance sheets of Legacy OmniAb as of June 30, 2022 and December 31, 2021 and the related condensed combined statements of operations, changes in parent company net investment and cash flows for the periods ended June 30, 2022 and June 30, 2021 are included in the Proxy Statement/Prospectus/Information Statement beginning on page F-74 of the Proxy Statement/Prospectus/Information Statement, which are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of APAC and Legacy OmniAb as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated March 23, 2022, by and among Avista Public Acquisition Corp. II, Orwell Merger Sub Inc., Ligand Pharmaceuticals Incorporated and OmniAb, Inc. (incorporated by reference to Exhibit 2.1 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

2.2+	Separation and Distribution Agreement, dated March 23, 2022, by and among Avista Public Acquisition Corp. II, Ligand Pharmaceuticals Incorporated and OmniAb, Inc. (incorporated by reference to Exhibit 2.2 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

3.1	Certificate of Incorporation of the Registrant.

3.2	Bylaws of the Registrant.

4.1	Warrant Agreement, dated August 9, 2021, between Avista Public Acquisition Corp. II and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed with the SEC on August 12, 2021).

4.2	Assignment, Assumption and Amendment Agreement, dated November 1, 2022, by and among OmniAb, Inc., Continental Stock Transfer & Trust Company and Computershare Trust Company, N.A.

4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registrant’s Form S-1/A filed with the SEC on July 28, 2021).

4.4	Specimen Common Stock Certificate of OmniAb, Inc. (incorporated by reference to Exhibit 4.5 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.1	Private Placement Warrants Purchase Agreement, dated August 9, 2021, between Avista Public Acquisition Corp. II and Avista Acquisition LP II (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.2#	Form of Letter Agreements, dated August 9, 2021, by and among Avista Public Acquisition Corp. II, each of Avista Public Acquisition Corp. II’s officers and directors and Avista Acquisition LP II (incorporated by reference to Exhibit 10.5 to Avista Public Acquisition Corp. II’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.3	Form of Indemnity Agreements, dated August 9, 2021, between Avista Public Acquisition Corp. II, each of its officers and directors and Avista Acquisition LP II (incorporated by reference to Exhibit 10.6 to Avista Public Acquisition Corp. II’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.4	Forward Purchase Agreement, dated August 9, 2021, between Avista Public Acquisition Corp. II and Avista Acquisition LP II (incorporated by reference to Exhibit 10.7 to Avista Public Acquisition Corp. II’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.5	Securities Subscription Agreement, dated February 12, 2021, between Avista Public Acquisition Corp. II and the Sponsor (incorporated by reference to Exhibit 10.7 to Avista Public Acquisition Corp. II’s Form S-1/A filed with the SEC on July 28, 2021).

10.6	Sponsor Insider Agreement, dated March 23, 2022, by and among OmniAb, Inc., Avista Public Acquisition Corp. II, Avista Acquisition LP II and the other parties signatory thereto (incorporated by reference to Exhibit 10.11 of Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.7†	Amended and Restated Registration and Stockholder Rights Agreement, dated November 1, 2022 by and among OmniAb, Inc., Avista Acquisition LP II and the other parties named therein.

10.8	Amended and Restated Forward Purchase Agreement, dated March 23, 2022, by and among Avista Public Acquisition Corp. II, Avista Acquisition LP II and OmniAb, Inc. (incorporated by reference to Exhibit 10.12 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.9+	Amended and Restated Employee Matters Agreement, dated August 18, 2022, by and among Avista Public Acquisition Corp. II, Orwell Merger Sub Inc., Ligand Pharmaceuticals Incorporated and OmniAb, Inc. (incorporated by reference to Exhibit 10.13 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.10†+	Tax Matters Agreement, dated November 1, 2022, by and among OmniAb, Inc., Ligand Pharmaceuticals Incorporated and OmniAb Operations, Inc.

10.11+	Transition Services Agreement, dated November 1, by and between Ligand Pharmaceuticals Incorporated and OmniAb, Inc., with respect to services provided by Ligand Pharmaceuticals Incorporated to OmniAb, Inc.

10.12+	Transition Services Agreement, dated November 1, by and between Ligand Pharmaceuticals Incorporated and OmniAb, Inc., with respect to services provided by OmniAb, Inc. to Ligand Pharmaceuticals Incorporated.

10.13#	OmniAb, Inc. 2022 Incentive Award Plan (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the SEC on October 24, 2022.

10.14#	Form of Stock Option Agreement under the OmniAb, Inc. 2022 Incentive Award Plan.

10.15#	Form of Restricted Stock Unit Agreement under the OmniAb, Inc. 2022 Incentive Award Plan.

10.16#	Form of Performance Stock Unit Agreement under the OmniAb, Inc. 2022 Incentive Award Plan.

10.17#	OmniAb, Inc. 2022 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed with the SEC on October 24, 2022).

10.18#	OmniAb, Inc. 2022 Ligand Service Provider Assumed Award Plan.

10.19#	OmniAb, Inc. 2022 OmniAb Service Provider Assumed Award Plan.

10.20#	OmniAb, Inc. Director Compensation and Stock Ownership Policy

10.21#	OmniAb, Inc. Severance Plan.

10.22#	Form of OmniAb, Inc. Change in Control Severance Agreement (incorporated by reference to Exhibit 10.23 of Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed on September 27, 2022).

10.23#	Form of OmniAb, Inc. Indemnification Agreement for Directors and Officers (incorporated by reference to Exhibit 10.25 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.24+	Office/Laboratory Lease between Emery Station Office II, LLC and Ligand Pharmaceuticals Incorporated, dated June 8, 2021 (incorporated by reference to Exhibit 10.26 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.25†	Antibody License Agreement between CNA Development LLC and OmniAb, Inc. dated December 20, 2012 (incorporated by reference to Exhibit 10.27 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.26†	Research, Development and Commercialization Agreement between Cystic Fibrosis Foundation and Icagen, LLC, dated May 1, 2018, as amended (incorporated by reference to Exhibit 10.28 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.27†	Amended and Restated License Agreement between F. Hoffmann-La Roche Ltd, Hoffmann-La Roche Inc. and Icagen, LLC, dated May 29, 2020, as amended (incorporated by reference to Exhibit 10.29 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

16.1	Letter from Marcum LLP to the SEC.

21.1	List of Subsidiaries of OmniAb, Inc.

99.1	Unaudited pro forma condensed combined financial information of Avista Public Acquisition Corp. II and OmniAb Operations, Inc. (formerly known as OmniAb, Inc.) as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021.

104	Cover Page Interactive Data File

+

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

#	Indicates a management contract or compensatory plan.
†	Portions of this exhibit have been omitted for confidentiality purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniAb, Inc.

Date: November 7, 2022	By:	/s/ Kurt A. Gustafson
	Name:	Kurt A. Gustafson
	Title:	Executive Vice President, Finance and Chief Financial Officer